UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 8, 2011

Joy Global Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-09299	39-1566457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Wisconsin Avenue, Suite 2780,
Milwaukee, WI 53202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
414-319-8500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Joy Global Inc. held its annual meeting of shareholders on March 8, 2011.  At the annual meeting, there were five proposals voted on by shareholders.

Proposal # 1

Each of our directors standing for election was re-elected to a term ending at the 2012 annual meeting.  Election to the board of directors required each nominee to receive a plurality of the votes cast by shareholders present in person or represented by proxy and entitled to vote at the annual meeting.  The votes cast are listed below:

	For	Withheld	Broker Non-Votes

Steven L. Gerard	80,881,056.4	3,067,491.0	7,703,229.0

John Nils Hanson	80,334,667.4	3,613,880.0	7,703,229.0

Ken C. Johnsen	82,212,982.4	1,735,565.0	7,703,229.0

Gale E. Klappa	80,990,263.4	2,958,284.0	7,703,229.0

Richard B. Loynd	81,782,063.4	2,166,484.0	7,703,229.0

P. Eric Siegert	82,220,695.4	1,727,852.0	7,703,229.0

Michael W. Sutherlin	82,254,810.4	1,693,737.0	7,703,229.0

James H. Tate	80,028,751.4	3,919,796.0	7,703,229.0

Proposal # 2

Shareholders were asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for our fiscal year ending October 28, 2011.  Ratification of the appointment required the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and voted at the meeting.  The appointment was ratified and the votes cast are listed below:

For	Against	Abstained	Broker Non-Votes

88,860,624.4	2,745,269.0	45,793.0	90.0

Proposal # 3

Pursuant to Section 14A of the Exchange Act, shareholders were asked to cast a non-binding advisory vote on the compensation of our named executive officers, as disclosed in our annual meeting proxy statement.  Approval of such compensation required the affirmative vote of shareholders present in person or represented by proxy and voted at the meeting.  Shareholders approved the compensation of our named executive officers and the votes cast are listed below:

For	Against	Abstained	Broker Non-Votes

80,078,409.4	3,245,521.0	624,613.0	7,703,233.0

Proposal # 4

Pursuant to Section 14A of the Exchange Act, shareholders were asked to cast a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers, as disclosed in our annual meeting proxy statements.  Shareholders were given the option of voting on whether such votes should occur every one, two, or three years.  Shareholders approved the holding of such a vote on an annual basis and the votes cast are listed below:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes

17,805,916.0	137,961.0	14,287,398.0	158,899.0	59,261,602.4

Based on these results and consistent with the Company’s recommendation to shareholders, the Board has determined that the Company will conduct future advisory votes on the executive compensation of its named executive officers on an annual basis.

Proposal #5

Shareholders were asked to approve the Company’s adoption of the Joy Global Inc. Employee Stock Purchase Plan (the “Plan”) as described in the proxy materials.  Approval of the Plan required the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and voted at the meeting.  The Plan was approved and the votes cast are listed below:

For	Against	Abstained	Broker Non-Votes

82,989,221.4	849,141.0	110,036.0	7,703,378.0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

JOY GLOBAL INC.
Date: March 8, 2011	By:	/s/ Ricky T. Dillon
Ricky T. Dillon
Vice President, Controller
and Chief Accounting Officer
(Principal Accounting Officer)